English Translation from Spanish (The original will be provided upon the request of the Commission).
Exhibit 99.5

Adherence Letter
September 9th, 2013

To: The Beneficiaries, Freire Group, Aromos Group and Andina.

Dear Sirs,

Reference is made to the amendment of the Stock Purchase Option and Custody Agreement, dated October 1st, 2012, in respect of Embotelladora Andina S.A. (the “Agreement”), among Freire Group, Aromos Group, The Coca‑Cola Company, Coca‑Cola de Chile S.A., Servicios y Productos Para Bebidas Refrescantes SRL, Coca‑Cola Interamerican Corporation and Embotelladora Andina S.A. Capitalized terms used in this letter but not defined herein shall have the meaning attributed thereto in the Agreement.

As provided by Section 2.2 of the Agreement, on this date, and as a consequence of the corporate reorganization of Los Aromos performed by means of a public deed dated November 28th 2012, granted before the Chilean Notary Public Mr. Patricio Raby Benavente, Inversiones Don Alfonso Dos Limitada, a limited liability company organized under the laws of Chile, Tax Payer Number 76.273.918-6, domiciled for this effects at Avenida Nueva Tajamar 481, floor 8, South Tower, Las Condes, Santiago (the “New Majority Shareholder”) acquired 9.788.363 Series A Stock (the “Acquired Shares”) by way of the allocation made by Los Aromos as consequence of the split of Los Aromos.

In accordance with Section 2.2 of the Agreement, the New Majority Shareholder formally communicates to you that:

(i)	the New Majority Shareholder is directly controlled by María de la Luz Chadwick Hurtado with 99,999% of its capital;

(ii)	the Acquired Shares shall remain subject to the provisions of the Agreement;

(iii)	the New Majority Shareholder has become a member of the Aromos Group; and

(iv)	the New Majority Shareholder agrees to be bound by the terms and provisions of the Agreement and shall be deemed to be the a successor of Los Aromos under the Agreement.

In addition to the communications above, the New Majority Shareholder declares that, (i) from November 28th 2012 to the date hereof, it has fully complied with any and all of the obligations applicable to Los Aromos under the Agreement as a successor of Los Aromos; and (ii) the communications and representations made in this letter in benefit of the Shareholders under the Agreement shall be deemed made on November 28th 2012.

Yours sincerely,

/s/ María de la Luz Chadwick Hurtado
María de la Luz Chadwick Hurtado
p.p. Inversiones Don Alfonso Dos Limitada

{C-0477664/BSU/v.2}

Adherence Letter
September 9th, 2013

To: The Beneficiaries, Freire Group, Aromos Group and Andina.

Dear Sirs,

Reference is made to the amendment of the Stock Purchase Option and Custody Agreement, dated October 1st, 2012, in respect of Embotelladora Andina S.A. (the “Agreement”), among Freire Group, Aromos Group, The Coca‑Cola Company, Coca‑Cola de Chile S.A., Servicios y Productos Para Bebidas Refrescantes SRL, Coca‑Cola Interamerican Corporation and Embotelladora Andina S.A. Capitalized terms used in this letter but not defined herein shall have the meaning attributed thereto in the Agreement.

As provided by Section 2.2 of the Agreement, on this date, and as a consequence of the corporate reorganization of Los Aromos performed by means of a public deed dated November 28th 2012, granted before the Chilean Notary Public Mr. Patricio Raby Benavente, Inversiones Las Gaviotas Dos Limitada, a limited liability company organized under the laws of Chile, Tax Payer Number 76.273.887-2, domiciled for this effects at Avenida Nueva Tajamar 481, floor 8, South Tower, Las Condes, Santiago (the “New Majority Shareholder”) acquired 13.513.594 Series A Stock (the “Acquired Shares”) by way of the allocation made by Los Aromos as consequence of the split of Los Aromos.

In accordance with Section 2.2 of the Agreement, the New Majority Shareholder formally communicates to you that:

(i)
the New Majority Shareholder is directly controlled by Las Gaviotas S.A. with 99,3917% of its capital. In turn, Las Gaviotas S.A. is exclusively and beneficially owned by Patricia Claro Marchant, María Soledad Chadwick Claro, María Carolina Chadwick Claro and Eduardo Chadwick Claro;

(ii)	the Acquired Shares shall remain subject to the provisions of the Agreement;

(iii)	the New Majority Shareholder has become a member of the Aromos Group; and

(iv)	the New Majority Shareholder agrees to be bound by the terms and provisions of the Agreement and shall be deemed to be the a successor of Los Aromos under the Agreement.

In addition to the communications above, the New Majority Shareholder declares that, (i) from November 28th 2012 to the date hereof, it has fully complied with any and all of the obligations applicable to Los Aromos under the Agreement as a successor of Los Aromos; and (ii) the communications and representations made in this letter in benefit of the Shareholders under the Agreement shall be deemed made on November 28th 2012.

Yours sincerely,

/s/ Andrés Herrera Ramírez
Andrés Herrera Ramírez
p.p. Inversiones Las Gaviotas Dos Limitada

{C-0477664/BSU/v.2}

Adherence Letter
September 9th, 2013

To: The Beneficiaries, Freire Group, Aromos Group and Andina.

Dear Sirs,

Reference is made to the amendment of the Stock Purchase Option and Custody Agreement, dated October 1st, 2012, in respect of Embotelladora Andina S.A. (the “Agreement”), among Freire Group, Aromos Group, The Coca‑Cola Company, Coca‑Cola de Chile S.A., Servicios y Productos Para Bebidas Refrescantes SRL, Coca‑Cola Interamerican Corporation and Embotelladora Andina S.A. Capitalized terms used in this letter but not defined herein shall have the meaning attributed thereto in the Agreement.

As provided by Section 2.2 of the Agreement, on this date, and as a consequence of the corporate reorganization of Los Aromos performed by means of a public deed dated November 28th 2012, granted before the Chilean Notary Public Mr. Patricio Raby Benavente, Inversiones Playa Negra Dos Limitada, a limited liability company organized under the laws of Chile, Tax Payer Number 76.273.973-9, domiciled for this effects at Avenida Nueva Tajamar 481, floor 8, South Tower, Las Condes, Santiago (the “New Majority Shareholder”) acquired 322.336 Series A Stock (the “Acquired Shares”) by way of the allocation made by Los Aromos as consequence of the split of Los Aromos.

In accordance with Section 2.2 of the Agreement, the New Majority Shareholder formally communicates to you that:

(i)
the New Majority Shareholder is controlled by Patricia Claro Marchant directly with 74,4975% of its capital, and indirectly through Las Gaviotas S.A. with 25,5025% of its capital. Las Gaviotas S.A. is exclusively and beneficially owned by Patricia Claro Marchant, María Soledad Chadwick Claro, María Carolina Chadwick Claro and Eduardo Chadwick Claro;

(ii)	the Acquired Shares shall remain subject to the provisions of the Agreement;

(iii)	the New Majority Shareholder has become a member of the Aromos Group; and

(iv)	the New Majority Shareholder agrees to be bound by the terms and provisions of the Agreement and shall be deemed to be the a successor of Los Aromos under the Agreement.

In addition to the communications above, the New Majority Shareholder declares that, (i) from November 28th 2012 to the date hereof, it has fully complied with any and all of the obligations applicable to Los Aromos under the Agreement as a successor of Los Aromos; and (ii) the communications and representations made in this letter in benefit of the Shareholders under the Agreement shall be deemed made on November 28th 2012.

Yours sincerely,
/s/ Patricia Claro Marchant
Patricia Claro Marchant
p.p. Inversiones Playa Negra Dos Limitada

{C-0477664/BSU/v.2}

Adherence Letter
September 9th, 2013

To: The Beneficiaries, Freire Group, Aromos Group and Andina.

Dear Sirs,

Reference is made to the amendment of the Stock Purchase Option and Custody Agreement, dated October 1st, 2012, in respect of Embotelladora Andina S.A. (the “Agreement”), among Freire Group, Aromos Group, The Coca‑Cola Company, Coca‑Cola de Chile S.A., Servicios y Productos Para Bebidas Refrescantes SRL, Coca‑Cola Interamerican Corporation and Embotelladora Andina S.A. Capitalized terms used in this letter but not defined herein shall have the meaning attributed thereto in the Agreement.

As provided by Section 2.2 of the Agreement, on this date, and as a consequence of the corporate reorganization of Los Aromos performed by means of a public deed dated November 28th 2012, granted before the Chilean Notary Public Mr. Patricio Raby Benavente, Inversiones Las Viñas Dos Limitada, a limited liability company organized under the laws of Chile, Tax Payer Number 76.273.943-7, domiciled for this effects at Avenida Nueva Tajamar 481, floor 8, South Tower, Las Condes, Santiago (the “New Majority Shareholder”) acquired 9.788.363 Series A Stock (the “Acquired Shares”) by way of the allocation made by Los Aromos as consequence of the split of Los Aromos.

In accordance with Section 2.2 of the Agreement, the New Majority Shareholder formally communicates to you that:

(i)	the New Majority Shareholder is directly controlled by Eduardo Chadwick Claro with 99,999% of its capital;

(ii)	the Acquired Shares shall remain subject to the provisions of the Agreement;

(iii)	the New Majority Shareholder has become a member of the Aromos Group; and

(iv)	the New Majority Shareholder agrees to be bound by the terms and provisions of the Agreement and shall be deemed to be the a successor of Los Aromos under the Agreement.

In addition to the communications above, the New Majority Shareholder declares that, (i) from November 28th 2012 to the date hereof, it has fully complied with any and all of the obligations applicable to Los Aromos under the Agreement as a successor of Los Aromos; and (ii) the communications and representations made in this letter in benefit of the Shareholders under the Agreement shall be deemed made on November 28th 2012.

Yours sincerely,

/s/ Eduardo Chadwick Claro
Eduardo Chadwick Claro
p.p. Inversiones Las Viñas Dos Limitada

{C-0477664/BSU/v.2}

Adherence Letter
September 9th, 2013

To: The Beneficiaries, Freire Group, Aromos Group and Andina.

Dear Sirs,

Reference is made to the amendment of the Stock Purchase Option and Custody Agreement, dated October 1st, 2012, in respect of Embotelladora Andina S.A. (the “Agreement”), among Freire Group, Aromos Group, The Coca‑Cola Company, Coca‑Cola de Chile S.A., Servicios y Productos Para Bebidas Refrescantes SRL, Coca‑Cola Interamerican Corporation and Embotelladora Andina S.A. Capitalized terms used in this letter but not defined herein shall have the meaning attributed thereto in the Agreement.

As provided by Section 2.2 of the Agreement, on this date, and as a consequence of the corporate reorganization of Los Aromos performed by means of a public deed dated November 28th 2012, granted before the Chilean Notary Public Mr. Patricio Raby Benavente, Inversiones Los Robles Dos Limitada, a limited liability company organized under the laws of Chile, Tax Payer Number 76.273.886-4, domiciled for this effects at Avenida Nueva Tajamar 481, floor 8, South Tower, Las Condes, Santiago (the “New Majority Shareholder”) acquired 9.788.363 Series A Stock (the “Acquired Shares”) by way of the allocation made by Los Aromos as consequence of the split of Los Aromos.

In accordance with Section 2.2 of the Agreement, the New Majority Shareholder formally communicates to you that:

(i)	the New Majority Shareholder is directly controlled by María Carolina Chadwick Claro with 99,999% of its capital;

(ii)	the Acquired Shares shall remain subject to the provisions of the Agreement;

(iii)	the New Majority Shareholder has become a member of the Aromos Group; and

(iv)	the New Majority Shareholder agrees to be bound by the terms and provisions of the Agreement and shall be deemed to be the a successor of Los Aromos under the Agreement.

In addition to the communications above, the New Majority Shareholder declares that, (i) from November 28th 2012 to the date hereof, it has fully complied with any and all of the obligations applicable to Los Aromos under the Agreement as a successor of Los Aromos; and (ii) the communications and representations made in this letter in benefit of the Shareholders under the Agreement shall be deemed made on November 28th 2012.

Yours sincerely,

/s/ María Carolina Chadwick Claro
María Carolina Chadwick Claro
p.p. Inversiones Los Robles Dos Limitada

{C-0477664/BSU/v.2}

Adherence Letter
September 9th, 2013

To: The Beneficiaries, Freire Group, Aromos Group and Andina.

Dear Sirs,

Reference is made to the amendment of the Stock Purchase Option and Custody Agreement, dated October 1st, 2012, in respect of Embotelladora Andina S.A. (the “Agreement”), among Freire Group, Aromos Group, The Coca‑Cola Company, Coca‑Cola de Chile S.A., Servicios y Productos Para Bebidas Refrescantes SRL, Coca‑Cola Interamerican Corporation and Embotelladora Andina S.A. Capitalized terms used in this letter but not defined herein shall have the meaning attributed thereto in the Agreement.

As provided by Section 2.2 of the Agreement, on this date, and as a consequence of the corporate reorganization of Los Aromos performed by means of a public deed dated November 28th 2012, granted before the Chilean Notary Public Mr. Patricio Raby Benavente, Inversiones El Campanario Dos Limitada, a limited liability company organized under the laws of Chile, Tax Payer Number 76.273.959-3, domiciled for this effects at Avenida Nueva Tajamar 481, floor 8, South Tower, Las Condes, Santiago (the “New Majority Shareholder”) acquired 9.788.363 Series A Stock (the “Acquired Shares”) by way of the allocation made by Los Aromos as consequence of the split of Los Aromos.

In accordance with Section 2.2 of the Agreement, the New Majority Shareholder formally communicates to you that:

(i)	the New Majority Shareholder is directly controlled by María Soledad Chadwick Claro with 99,999% of its capital;

(ii)	the Acquired Shares shall remain subject to the provisions of the Agreement;

(iii)	the New Majority Shareholder has become a member of the Aromos Group; and

(iv)	the New Majority Shareholder agrees to be bound by the terms and provisions of the Agreement and shall be deemed to be the a successor of Los Aromos under the Agreement.

In addition to the communications above, the New Majority Shareholder declares that, (i) from November 28th 2012 to the date hereof, it has fully complied with any and all of the obligations applicable to Los Aromos under the Agreement as a successor of Los Aromos; and (ii) the communications and representations made in this letter in benefit of the Shareholders under the Agreement shall be deemed made on November 28th 2012.

Yours sincerely,

/s/ María Soledad Chadwick Claro
María Soledad Chadwick Claro
p.p. Inversiones El Campanario Dos Limitada

{C-0477664/BSU/v.2}